Exhibit 10.2


                                AMENDMENT NO.1 TO
                                -----------------

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------



          This AMENDMENT No.1 TO THE SECURITIES PURCHASE AGREEMENT, dated as of October 28, 2002, (this "Amendment") is entered into among Greka Energy Corporation, a Colorado corporation, as borrower ("Greka"), Greka Integrated, Inc., a Colorado corporation ("Greka Integrated"), and each of the entities listed as a guarantor on the signature pages hereto, as guarantors (each a "Guarantor" and collectively, the "Guarantors"), and each of the entities listed as a purchaser on the signature pages hereto (individually, a "Required Holder" and, collectively, the "Required Holders") and Guggenheim Investment Management, LLC, as collateral agent (the "Collateral Agent"), and amends the Securities Purchase Agreement dated as of June 26, 2002 (as amended hereby and as the same may be further amended, supplemented, or otherwise modified from time to time, the "Securities Purchase Agreement") entered into among Greka as borrower, the Guarantors, each of the entities from time to time party thereto as purchasers (individually, a "Purchaser" and, collectively, the "Purchasers") and the Collateral Agent as collateral agent.

                               W I T N E S S E T H
                               - - - - - - - - - -

          WHEREAS, Greka has agreed (i) to issue and sell to certain of the Purchasers, and such Purchasers have agreed to purchase from Greka, upon the terms and conditions hereinafter provided, secured additional Senior Subordinated Notes in the aggregate principal amount of $14,500,000 and (ii) to issue to the Collateral Agent additional Warrants to purchase shares of Common Stock of Greka;

          WHEREAS, Greka has entered into a stock purchase agreement dated as of September 12, 2002, as amended by a First Amendment dated as of September 27, 2002 and a Second Amendment dated as of October 22, 2002 (as the same may be further amended, supplemented, or otherwise modified from time to time, the "Windsor Acquisition Agreement"), with P.I. Holdings No.3, Inc. and P.I. Holdings No.4 Inc., pursuant to which (i) Greka will acquire all of the outstanding stock of Windsor Energy US Corporation ("Windsor") and (ii) Greka CA, Inc. ("Greka CA") will acquire 0.25% of the partnership interests of Rincon Island Limited Partnership ("Rincon"); and

          WHEREAS, pursuant to Section 12.1(d) of the Securities Purchase Agreement, the consent of the Required Holders is required to modify the Securities Purchase Agreement as requested by the Credit Parties;

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

     Section 1.         DEFINITIONS
                        -----------

          As used in this Amendment, the following terms shall have the meanings specified below:

          "Amendment Effective Date" shall have the meaning set forth in Section 4(a).

          All other terms shall have the meanings given thereto in the Securities Purchase Agreement (as modified by Section 2(a)).

     Section 2.        AMENDMENTS.
                       -----------

          The Securities Purchase Agreement is, effective as of the Amendment Effective Date, hereby amended as follows:

          (a) Amendments to Article 1 (Definitions).
              --------------------------------------

               (1) The definitions of "Additional Senior Subordinated Notes", "Additional Senior Subordinated Purchasers" and "Additional Warrants" are respectively inserted immediately before the definition of "Affiliate", each to read in its entirety as follows:

          "Additional Senior Subordinated Notes" shall mean the additional secured senior subordinated notes in the aggregate principal amount of $14,500,000 in the form of Exhibit A-3 hereto to be issued and sold by Greka to certain of the Purchasers, upon the terms and conditions provided herein.

          "Additional Senior Subordinated Purchasers" shall mean, collectively, all the Purchasers who hold Additional Senior Subordinated Notes.

          "Additional Warrants" shall mean the additional warrants issued by Greka to the Collateral Agent to purchase, upon the terms and conditions provided herein, the aggregate number set forth in Schedule A hereto of shares of Common Stock of Greka, in the form of Exhibit B.

               (2) The definition of "Amendment Effective Date" is inserted immediately before the definition of "Applicable Law", to read in its entirety as follows:

          "Amendment Effective Date" has the meaning set forth in Section 4(a) of the First Amendment.

               (3) The definition of "Cash Interest" is amended by deleting the words `"Closing Date Rate" and' and inserting in replacement thereof, the following:

     "Interest Rate" and (except with respect to Additional Senior Subordinated Notes).

               (4) The definition of "Collateral Documents" is amended by inserting immediately before "and the Mortgages", the following:

          the Rincon/Windsor Guaranty, the Rincon Pledge Agreement,.

               (5) The definitions of "Compass Debt" and "Compass Loan Documents" are respectively inserted immediately before the definition of "Compensation", each to read in its entirety as follows:

          "Compass Debt" shall mean all principal, interest and other amounts outstanding from time to time owing by Windsor and Rincon (whether as principal or surety) to Greka, as assigned to Greka by Compass Bank on or before the Amendment Effective Date.

          "Compass Loan Documents" shall mean the Credit Agreement dated as of March 13, 1998, among Compass Bank, Rincon and Windsor, the related promissory note dated as of March 13, 1998 and all other agreements, documents and instruments evidencing the Compass Debt and any Liens in respect thereof.

               (6) The definition of "Credit Parties" is deleted and replaced by inserting a new definition thereof, to read in its entirety as follows:

          "Credit Parties" shall mean Greka and each Guarantor.

               (7) The definition of "First Amendment" is inserted immediately before the definition of "First Priority Collateral", to read in its entirety as follows:

                    "First Amendment" shall mean the First Amendment to the Securities Purchase Agreement dated as of October 28, 2002 among Greka, the Guarantors, certain of the Purchasers constituting Required Holders and the Collateral Agent, and which amends this Agreement as of the Amendment Effective Date.

               (8) The definition of "Greka CA" is inserted immediately before the definition of "Guaranteed Indebtedness", to read in its entirety as follows:

          "Greka CA" shall mean Greka CA, Inc., a Colorado corporation.

               (9) The definition of "Guarantor" is amended by inserting at the end of such definition the following:

     and (except for the purposes of the definition of "Guaranty") Windsor, Greka CA and Rincon.

               (10) The definition of "Mortgages" is amended by inserting at the end of such definition the following:

     and the Rincon Mortgage.

               (11) The definition of "Permitted Liens" is amended by inserting immediately before clause (d) of such definition the following:

          and Liens existing, as disclosed in writing to the Collateral Agent, on the Amendment Effective Date which secure the Compass Debt and which have been assigned to Greka by Compass Bank.

               (12) The definitions of "Rincon", "Rincon Mortgage", "Rincon Pledge Agreement" and "Rincon/Windsor Guaranty" are respectively inserted immediately before the definition of "Sanction/Embargo Programs", each to read in its entirety as follows:

               "Rincon" shall mean Rincon Island Limited Partnership, a Texas Limited Partnership.

               "Rincon Mortgage" shall mean the mortgage, dated as of the Amendment Effective Date, executed by Windsor (as General Partner of Rincon) in favor of the Collateral Agent for the benefit of the Additional Senior Subordinated Purchasers with respect to the oil and gas and other real estate assets of Ricon.

               "Rincon Pledge Agreement" shall mean the Pledge Agreement, dated as of the date hereof, executed by Windsor and Greka CA in favor of the Collateral Agent, for the benefit of the Additional Senior Subordinated Purchasers, pledging such Persons' equity interests in Rincon, in the form of Exhibit E attached hereto.

               "Rincon/Windsor Guaranty" shall mean that certain Guaranty, dated as of the Amendment Effective Date, executed by Rincon, Greka CA and Windsor in favor of the Collateral Agent, for the benefit of the Additional Senior Subordinated Purchasers, in the form of Exhibit C-2 attached hereto.

               (13) The definition of "Senior Subordinated Notes" is deleted and replaced by inserting a new definition thereof, to read in its entirety as follows:

               "Senior Subordinated Notes" shall mean, collectively, the "Senior Subordinated Notes", as defined in the Recitals to the Securities Purchase Agreement, and (except for the purposes of Sections 2.1(b), 2.2(a), 2.8(a) and 2.15(a) and Schedule A, Exhibit A-2 and Annex A hereto) the Additional Senior Subordinated Notes.

               (14) The definition of "Warrants" is deleted and replaced by inserting a new definition thereof, to read in its entirety as follows:

               (15) "Warrants" shall mean, collectively, the "Warrants", as defined in the Recitals to the Securities Purchase Agreement, and (except for the purposes of Sections 2.1(c) and (d), 2.2(a), 2.8(a) and 2.15(a)) the Additional Warrants.

               (16) The definitions of "Windsor", "Windsor Acquisition", "Windsor Acquisition Documents" and "Windsor Note" are respectively inserted immediately before the definition of "Zaca Field", each to read in its entirety as follows:

               "Windsor" shall mean Windsor Energy US Corporation, a Delaware Corporation.

               "Windsor Acquisition" shall mean the acquisition by Greka of all the outstanding stock of Windsor and the other transactions contemplated by the Windsor Acquisition Documents.

               "Windsor Acquisition Documents" shall mean (i) the stock purchase agreement dated as of September 12, 2002, as amended by a First Amendment dated as of September 27, 2002 and a Second Amendment dated as of October 22, 2002, among P.I. Holdings No.3, Inc. as seller, P.I. Holdings No.4, Inc. and Greka as purchaser, (ii) the Rincon Island Acquisition Financial Assurance Program Proposal dated as of September 19, 2002 from IMA Environmental Insurance addressed to Greka and (iii) each other agreement, document and instrument executed pursuant to any of the foregoing.

               "Windsor Notes" shall mean those unsecured non-interest bearing notes in the aggregate principal amount of $1,545,000 issued by Windsor.

               (b) Amendments to Article 2 (Purchase of Securities).
                   -------------------------------------------------

                    (1) Section 2.1 is hereby amended by inserting at the end of that section, the following:

               (e) Subject to the terms and conditions set forth in this Agreement, the Additional Senior Subordinated Purchasers agree, severally and not jointly, to purchase from Greka, and Greka agrees to issue and sell to each such Additional Senior Subordinated Purchaser, on the Amendment Effective Date, the Additional Senior Subordinated Notes to be issued by Greka set forth opposite each such Additional Senior Subordinated Purchaser's name on Schedule A hereto. The aggregate principal amount of the Additional Senior Subordinated Notes to be purchased on the Amendment Effective Date shall be $14,500,000, and the aggregate purchase price therefor shall be $12,500,000, to be paid by the Additional Senior Subordinated Purchasers as set forth on Schedule A hereto.

               (f) Subject to the terms and conditions set forth in this Agreement Greka agrees to issue to the Collateral Agent, on the Amendment Effective Date, Additional Warrants as set forth opposite the Collateral Agent's name on Schedule A hereto, in an aggregate amount set forth on Schedule A of shares of Common Stock. The Collateral Agent hereby agrees to comply with provisions in the Warrants issued to it that are applicable to it.

                    (2) Section 2.2 is amended (i) by inserting in the first line immediately before "The closing": (a); and (ii) by inserting at the end of such section the following:

     (b) The closing of the purchase and sale of the Additional Senior Subordinated Notes and the Additional Warrants (the "Amendment Closing") shall take place on the Amendment Effective Date at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York, or such other place as shall be mutually agreed to by the parties hereto. On the Amendment Effective Date, Greka will deliver (i) to each Additional Senior Subordinated Purchaser, an Additional Senior Subordinated Note each payable to such Additional Senior Subordinated Purchaser against delivery by such Additional Senior Subordinated Purchaser of the applicable purchase price therefor (as set forth on Schedule A hereto), by wire transfer of funds in such amount to the account of Greka and
(ii) to the Collateral Agent, an Additional Warrant exercisable for the applicable number of shares of Common Stock (as set forth on Schedule A hereto).

                    (3) Section 2.8 is amended (i) by inserting in the first line immediately before "the Proceeds": (a); and (ii) by inserting at the end of such section the following:

               (b) The proceeds of the purchase price for the Additional Senior Subordinated Notes shall be used on the Amendment Effective Date solely as set forth on Schedule 2.8(b) to the First Amendment, provided, however, that to the extent that such proceeds are not so applied on the Amendment Effective Date, they shall be applied in accordance with such Schedule 2.8(b) within 5 days of the Amendment Effective Date and the failure to do so shall be an additional Event of Default.

               (c) Amendments to Article 3 (Security Interest).
                   --------------------------------------------

                    (1) Section 3.1 is deleted and replaced by a new Section 3.1, to read in its entirety as follows:

               3.1 Security Interest To secure (a) in the case of each Credit Party (except Windsor, Greka CA and Rincon), the prompt payment to the Purchasers of all Obligations, and (b) in the case of Windsor, Rincon and Greka CA, the prompt payment to the Additional Senior Subordinated Purchasers of the Obligations respectively owed by Windsor, Greka CA and Rincon each credit Party hereby assigns, pledges and grants to the Collateral Agent, for the benefit of the Purchasers, a continuing security interest in and to the Collateral, whether now owned or existing or hereafter acquired or arising and wheresoever located (whether or not the same is subject to Article 9 of the Code). All of the Credit Parties' ledger sheets, files, records, books of account, business papers and documents relating to the Collateral shall, until delivered to or removed by the Collateral Agent, be kept by the Credit Parties in trust for the Collateral Agent until all Obligations have been paid in full. Each confirmatory assignment schedule or other form of assignment hereafter executed by any Credit Party shall be deemed to include the foregoing grant, whether or not the same appears therein.

               (d) Amendments to Article 6 (Covenants).
                   ------------------------------------

                    (1) Section 6.1(b)(iii) is deleted and replaced by inserting a new Section 6.1(b)(iii), to read in its entirety as follows:

               (iii) monthly (with respect to the month then most recently ended): (w) flash reports containing information contained in Schedule 6.1(b) hereto (including with respect to Rincon), (x) average sales prices of crude oil produced by fields operated by the Credit Parties and sold to non-affiliates of the Credit Parties, (y) balance sheets and the related statements of income covering Greka's and its Subsidiaries' and Greka Integrated's and its Subsidiaries' operations during each such month, which have been internally prepared by Greka and Greka Integrated in accordance with GAAP, and (z) the calculation of Maximum Total Debt to EBITDA for Greka and its Subsidiaries for the 12-month period up to the month most recently ended.

                    (2) Section 6.1(q) is deleted and replaced by inserting a new Section 6.1(q), to read in its entirety as follows:


               (q) Greka AM, Inc. and Calox, Inc. (1) If, at any time, any assets of Calox, Inc. are not subject to Liens pursuant to the Bank of Texas Loan Agreement and the KSI Funding Loan Agreement (which term includes, for the purposes of this Agreement, any refinancing thereof by International Publishing Holding Inc., such assets shall thereupon be transferred to one of the Credit Parties and all documents or instruments that the Collateral Agent may request in its reasonable discretion, in form and substance satisfactory to the Collateral Agent, to perfect the Collateral Agent's Liens in such transferred assets shall be delivered to the Collateral Agent. (2) If, at any time, any assets of Greka AM, Inc. are not subject to Liens pursuant to the Bank of Texas Loan Agreement, Greka AM shall execute and deliver to the Collateral Agent a Rincon/Windsor Guaranty and a Guaranty (provided that such Guaranty shall be subordinated to such Rincon Windsor Guaranty) and shall grant Liens over all of its assets to secure its Obligations under the Rincon/Windsor Guaranty and shall deliver to the Collateral Agent all such documents and instruments as the Collateral Agent may request in its reasonable discretion, in form and substance satisfactory to the Collateral Agent, to perfect the Collateral Agent's Liens in such assets.

               Greka shall not permit or cause Greka AM, Inc. or Calox, Inc. to create, incur, assume, guarantee, or otherwise become or remain directly or indirectly, liable with respect to (i) any Indebtedness, except Permitted Indebtedness, the Bank of Texas Debt and Indebtedness under the KSI Funding Loan Agreement not exceeding an amount equal to $6,000,000 aggregate principal amount minus any principal payments made in respect thereof after the Closing Date or (ii) any Lien except Liens described in clauses (a), (b) and (c) through (n) of the definition of Permitted Liens and any Liens pursuant to the Bank of Texas Loan Agreement and the KSI Funding Loan Agreement.

               (2) Section 6.2(t) is deleted and replaced by inserting a new
Section 6.2(t), to read in its entirety as follows:

               (t) Financial Covenants. Fail to maintain:
                   --------------------

                    (i) Maximum Tangible Net Worth Ratio. A Tangible Net Worth Ratio, measured on the last day of each fiscal quarter after the date hereof, of not more than 1.5:1.00 ;

                    (ii) Fixed Charge Coverage Ratio. A Fixed Charge Coverage Ratio, measured on a fiscal quarter-end basis for the 12-month period ending each fiscal quarter after the date hereof, of not less than 1.0:1.00.

                    (iii) Minimum Interest Coverage Ratio. An Interest Coverage
               Ratio, measured on a fiscal quarter-end basis for the 12-month period ending on June 30, 2003 and each fiscal quarter thereafter, of not less than the ratios set forth below for the corresponding fiscal quarter:

                          Fiscal Quarter Ending                 Ratio
                          ---------------------                 -----

                          June 30, 2003                         1.50:1.00
                          September 30, 2003                    1.75:1.00
                          December 31, 2003 and
                          each fiscal quarter thereafter        2.00:1.00

                    (iv) Minimum EBITDA. EBITDA for Greka and its Subsidiaries
               for the period commencing on the Closing Date and ending on each of the following dates to be not less than the amount set forth below for the corresponding period:

                          Period Ending                         Amount
                          -------------                         ------

                          June 30, 2002                       $2,100,000
                          September 30, 2002                  $4,800,000
                          December 31, 2002                   $8,300,000
                          March 31, 2003                      $10,300,000

                    (v) Maximum Total Debt to EBITDA. As at June 30, 2003 and on the last day of each fiscal quarter thereafter, a ratio of Total Debt as of each such date to EBITDA for Greka and its Subsidiaries for the 12- month period ending as of each such date of not less than the ratio set forth below for the corresponding fiscal quarter:

                         Fiscal Quarter Ending                       Ratio
                         ---------------------                       -----

                         June 30, 2003                               4.75:1.00
                         September 30, 2003                          4.50:1.00
                         December 31, 2003                           4.00:1.00
                         March 31, 2003 and
                         each fiscal quarter thereafter              3.75:1.00

                    (vi) Minimum Crude Run and Crude Oil Production. (x) A Crude
               Run, measured on a month-end basis, equal to at least the number of barrels for the corresponding month specified in Schedule 6.2(t) to the First Amendment or (y) crude oil received at the Santa Maria refinery from production by properties owned or leased by Greka, measured on a month-end basis, equal to at least the number of barrels for the corresponding month specified in
               Schedule 6.2(t) to the First Amendment; provided, however, that non-compliance with the minimum Crude Run for any one month in any Fiscal Year other than Fiscal Year 2002 shall not be a Default or Event of Default hereunder so long as Greka provides the Collateral Agent with at least 30 days prior notice of any such potential non-compliance.

               (e) Amendments to Article 9 (Subordination).
                   ----------------------------------------

                    (1) Article 9 is amended by inserting a new Section 9.9 at the end thereof, to read in its entirety as follows:

                    9.9 Subordination of Compass Debt. (a) Greka and each other
               Credit Party hereby agrees that the Compass Debt is hereby subordinated to all of the Obligations with respect to the Additional Senior Subordinated Notes, and that, following the occurrence of a Bankruptcy Event (as defined below) for so long as such Bankruptcy Event is continuing, the Compass Debt (including all principal, interest and other amounts outstanding with respect thereto) shall not be paid in whole or in part until such Obligations (including all post-petition interest thereon, whether or not an allowed claim in the relevant bankrupcty proceeding) have been paid in full and the Loan Documents are terminated and of no further force or effect. No Credit Party shall accept any payment of or on account of any Compass Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default, no payment of principal or interest shall be made with respect to the Compass Debt. Each payment on the Compass Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Credit Party as trustee for the Additional Senior Subordinated Purchasers and shall be paid over to the Collateral Agent immediately on account of such Obligations, but without otherwise affecting in any manner such Credit Party's liability therefor. Each Credit Party agrees to file all claims against the relevant issuer or guarantor of the Compass Debt in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Compass Debt, and the Collateral Agent shall be entitled to all of such Credit Party's rights thereunder. If for any reason a Credit Party fails to file such claim at least ten Business Days prior to the last date on which such claim should be filed, such Credit Party hereby irrevocably appoints the Collateral Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Credit Party's name to file such claim or, in the Collateral Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Collateral Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Collateral Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Credit Party hereby assigns to the Collateral Agent all of such Credit Party's rights to any payments or distributions to which such Credit Party otherwise would be entitled. If the amount so paid is greater than such Credit Party's liability hereunder, the Collateral Agent shall pay the excess amount to the party entitled thereto. In addition, each Credit Party hereby irrevocably appoints the Collateral Agent as its attorney-in-fact to exercise all of such Credit Party's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of each issuer of the Compass Debt. For the purposes of this Section 9.9, "Bankruptcy Event" shall mean any of the events specified in Sections 8.1(g) or (h) with respect to either Windsor, Rincon or both of them.

                    (b) Each of Greka and the other Credit Parties hereby agrees that all Liens on collateral of Windsor and Rincon that it may have which secure the Compass Debt (the "Compass Liens") are hereby fully subordinated to the Liens of the Collateral Agent under the Loan Documents with respect to such collateral, regardless of the order or priority of perfection thereof. Until the Obligations have been paid in full and the Loan Documents are terminated and of no further force or effect, the Credit Parties shall take no action with respect to, nor exercise any remedies under such Liens or against the collateral subject thereto, other than to file UCC Financing Statements as may be necessary to maintain the perfection of the Compass Liens. In such regard, no Credit Party shall send any notices to account debtors of Windsor or Rincon, warehouseman's, landlords, or to other third parties notifying such parties of the Compass Liens without the express written consent of the Collateral Agent. Each Credit Party agrees that, in the event that the Collateral Agent (pursuant to the exercise of remedies or in its administration as Collateral Agent) wishes to release from its Liens any collateral or part thereof which is subject to Compass Liens, the Credit Parties shall provide to the Collateral Agent, forthwith upon its request, releases of such collateral or part thereof from the Compass Liens. In the event that any Credit Party shall be in receipt of any proceeds from the Compass Liens, it shall hold such proceeds in trust for the Additional Senior Subordinated Purchasers and the Collateral Agent and shall immediately deliver such proceeds to the Collateral Agent.

               (f) Amendments to Exhibits and Schedules.
                   -------------------------------------

                    (1) Schedule A (Purchasers and Allocations of Securities) to the Securities Purchase Agreement is hereby deleted and replaced by the corresponding Schedule A to this Amendment.

                    (2) The Exhibits to the Securities Purchase Agreement are hereby amended by inserting (i) an additional Exhibit A-3 (Form of Additional Senior Subordinated Note), immediately before Exhibit B, in the form of Exhibit A-3 to this Amendment, (ii) an additional Exhibit C-2 (Form of Rincon/Windsor Guaranty), immediately before Exhibit D, in the form of Exhibit C-2 to this Amendment and (iii) an additional Exhibit E (Form of Rincon Pledge Agreement), immediately after Exhibit D, in the form of Exhibit E to this Agreement.

                    (3) Annex A (Interest Rates) to the Securities Purchase Agreement is hereby deleted and replaced by the corresponding Annex A to this Amendment.

     Section 3.        FEES.
                       -----

          Greka hereby agrees to pay to the Collateral Agent, on the Amendment Effective Date, a closing fee equal to $375,000.

     Section 4.        CONDITIONS PRECEDENT TO EFFECTIVENESS.
                       --------------------------------------

          (a) Amendment Effective Date. This Amendment shall become effective as of the date hereof on the date on which the following conditions precedent have been satisfied (the "Amendment Effective Date"):

                    (1) The Collateral Agent shall have received on or before the Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the Collateral Agent, in sufficient originally executed copies for each of the Purchasers:

                    (i) this Amendment executed by the Credit Parties and Purchasers constituting the Required Holders;

                    (ii) the Additional Senior Subordinated Notes and the Additional Warrants executed by Greka;

                    (iii) an Acknowledgment, substantially in the form of Exhibit A attached hereto and executed by each Guarantor;

                    (iv) an amendment to the Pledge Agreement providing for a pledge by Greka in favor of the Collateral Agent of all the outstanding stock of Windsor, together with all stock certificates and executed blank stock powers with respect thereto;

                    (v) all approvals, licenses, consents and authorizations required in connection with this Amendment and the Windsor
                             Acquisition;

                    (vi)     amendments to each of the existing
                             Mortgages and a fully signed "date-down" endorsement (dated as of the Amendment

                             Effective Date), issued by the Lawyers
                             Title Insurance Corporation with respect to Policy Number 3020306A showing no new Liens encumbering the insured property since the issuance of such policy;

                    (vii) the Rincon/Windsor Guaranty, the Rincon Pledge and the Rincon Mortgage each respectively executed by Windsor, Greka CA and Rincon in favor of the Collateral Agent;

                    (viii) certified complete, accurate and up to date copies of the Windsor Acquisition Documents, the Compass Loan Documents and the Windsor Note;

                    (ix)     (a) with respect to Greka, Windsor,
                             Greka CA and Rincon: certified board
                             resolutions authorizing the
                             transactions, and execution and delivery of all documents, contemplated hereby and by the Windsor Acquistion Documents, and (y) with respect to Windsor, Greka CA and Rincon: Good Standing
                             Certificates certified charters and
                             officer's/secretary's certificates
                             (including, where relevant, certificates of no change), each substantially in the form provided pursuant to the Securities Purchase Agreement;

                    (x)      an updated legal opinion of Greka's
                             in-house counsel with respect to Greka,
                             Windsor, Greka CA and Rincon, addressing matters substantially similar to those included in her legal opinion provided pursuant to the Securities Purchase Agreement.

                    (xi) an updated President's Certificate with respect to all Credit Parties, substantially in the form provided pursuant to the Securities Purchase
                             Agreement.

                    (xii) UCC-1 financing statements (including fixture filings with respect to the Rincon Mortgage) reflecting Windsor, Greka CA and Rincon, respectively, as the debtor in favor of Collateral Agent for the benefit of the Additional Senior Subordinated Purchasers;

                    (xiii) a sources and uses statement, showing the sources and application of all funds on the Amendment Effective Date;

                    (xiv) evidence that Windsor and Rincon shall have no Indebtedness or Liens outstanding other than (w) the Windsor Notes, which shall be non-recourse to Rincon, (x) the Compass Debt and Liens under the Compass Loan Documents, assigned to Greka, (y) Liens which are Permitted Liens and (z) Indebtedness and Liens arising under the Loan Documents;

                    (xv) UCC Termination Statements and other evidence that, immediately upon the advance of the proceeds of the Additional Senior Subordinated Notes, the Vintage Note and all other Indebtedness to be refinanced with such proceeds shall be paid in full and all Liens with respect thereto shall be released.

                    (xvi) evidence that the Windsor Acquisition has completed, or will complete simultaneously with the purchase of the Additional Senior Subordinated Notes, in accordance with the Windsor Acquisition Documents (without any material amendment or waiver thereto); and

                    (xvii) the written consent of International Publishing Holdings ("IPH") with respect to Greka AM, Inc. and the matters set forth in Section 6.1(q), as amended hereby, substantially in the form approved by the Collateral Agent.

                    (xviii)  such additional documentation as the
                             Collateral Agent or the Required Holders may reasonably require.

                    (2) Each of the representations and warranties made by the Credit Parties in or pursuant to the Securities Purchase Agreement, as amended by this Amendment, and the other Loan Documents to which any Credit Party is a party or by which any Credit Party is bound, shall be true and correct in all material respects, and deemed made by each Credit Party, on and as of the Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date, which shall be true and correct in all material respects as of such date).

                    (3) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Collateral Agent.

                    (4) No Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date.

     Section 5.        CONSENTS.
                       ---------

               (a) The Required Holders hereby consent, as of the Amendment Effective Date, to the consummation of the Windsor Acquisition.

               (b) Greka, as holder of the Compass Debt, hereby consents to the granting of any and all guaranties and Liens by Windsor and Rincon pursuant to the Loan Documents.

     Section 6.        REPRESENTATIONS AND WARRANTIES.
                       -------------------------------

               Each Credit Party hereby represents and warrants to the Purchasers that;

               (a) as of the date hereof and after giving effect to the terms of this Amendment, no Event of Default or Default under the Securities Purchase Agreement shall have occurred and be continuing;

               (b) all of the representations and warranties of such Credit Party contained in Article 5 of the Securities Purchase Agreement and in any other Loan Document continue to be true and correct in all material respects as of the date of execution hereof, as though made on and as of such date (other than representations and warranties in any such Loan Document which expressly speak as of a different date, which shall be true and correct in all material respects as of such date);

               (c) as of the Amendment Effective Date, Windsor and Rincon have no Indebtedness or Liens outstanding other than (w) the Windsor Notes, which are non-recourse to Rincon, in the aggregate principal amount of $1,545,000, (x) the Compass Debt in the aggregate principal amount of $53,965,920. and Liens under the Compass Loan Documents, assigned to Greka, (y) Indebtedness comprising ordinary course trade payables and Liens which are Permitted Liens and (z) Indebtedness and Liens arising under the Loan Documents;

               (d) the financial statements previously delivered by Greka to the Collateral Agent with respect to Windsor and Rincon have been prepared in conformity with GAAP consistently applied throughout the periods involved and present fairly in all material respects the financial position of Windsor and Rincon; and

               (e) after giving effect to this Amendment, consummation of the Windsor Acquisition will constitute a Permitted Acquisition.

     SECTION 7.        COVENANTS.
                       ----------

               Greka and each other Credit Party covenants and agrees that:

               (a) If requested by the Collateral Agent within thirty days of the Amendment Effective Date, the Credit Parties shall use all commercially reasonably efforts to obtain promptly such landlord and other consents in form and substance reasonably acceptable to the Collateral Agent as may be required by it in connection with Rincon Mortgage; and

               (b) The Credit Parties shall deliver to the Collateral Agent not later than thirty days following the Amendment Effective Date UCC and real estate lien reports showing that the only Liens recorded against Windsor and Rincon are in favor of (i) the Collateral Agent, under the Loan Documents, (ii) Greka, under the Compass Loan Documents and (iii) PAC Leasing in respect of its equipment lease outstanding on the Amendment Effective Date.

     Section 8.        REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.
                     ------------------------------------------

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Securities Purchase Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Securities Purchase Agreement, shall mean and be a reference to the Securities Purchase Agreement as amended hereby.

          (b) The table of contents of the Securities Purchase Agreement shall be updated to incorporate the changes effected by this Amendment.

          (c) Except as specifically provided herein, all of the terms of the Securities Purchase Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Purchaser or the Collateral Agent under the Securities Purchase Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Securities Purchase Agreement or any of the Loan Documents.

          (e) This Amendment constitutes a Loan Document.

     Section 9.        FEES, COSTS AND EXPENSES.
                       -------------------------

          (a) The Credit Parties agree to pay on demand in accordance with the terms of Section 12.2 of the Securities Purchase Agreement all costs and expenses of the Collateral Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Collateral Agent with respect thereto.

     SECTION 10.       EXECUTION IN COUNTERPARTS.
                       --------------------------

          This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     Section 11.       AFFIRMATION OF GUARANTIES AND SECURITY.
                       ---------------------------------------

          Each of the Guarantors hereby consents to the terms of this Amendment in its capacity as a guarantor under the Securities Purchase Agreement and each other Loan Document to which it is a party and agrees that the Obligations shall include all those Obligations which arise from time to time pursuant to the Additional Senior Subordinated Notes, this Amendment and each other Loan Document and that the terms of this Amendment shall not otherwise affect in any way its respective obligations and liabilities thereunder or under any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which are hereby reaffirmed.

     SECTION 12.       CONSENTS.
                       ---------

          Each Required Holder and each Additional Senior Subordinated Purchaser hereby approves and ratifies all Loan Documents entered into by the Collateral Agent pursuant to this Amendment and in particular agrees to be bound (to the extent applicable to it) by the provisions of the letter agreement dated as of the Amendment Effective Date among the Collateral Agent, IPH, Greka and Greka AM, Inc.

     Section 13.       GOVERNING LAW.
                       --------------

          This Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

                                   SIGNATURES



                                            CREDIT PARTIES:

                                            GREKA ENERGY CORPORATION



                                            By:  /s/  Randeep S. Grewal
                                               -------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman





                                            WINDSOR ENERGY US CORPORATION



                                            By:  /s/  Randeep S. Grewal
                                               -------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman


                                            RINCON ISLAND LIMITED PARNERSHIP

                                            By: WINDSOR ENERGY US CORPORATION,
                                                its General Partner



                                            By:  /s/  Randeep S. Grewal
                                               -------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman


                                            GREKA CA, INC.



                                            By:  /s/  Randeep S. Grewal
                                               --------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman

                                            COLLATERAL AGENT:
                                            -----------------

                                            Guggenheim Investment Management,
                                            LLC,
                                            as Collateral Agent



                                            By:
                                               -------------------------------
                                            Name:  Todd Boehly
                                            Title: Managing Director



                                            REQUIRED HOLDERS
                                            ----------------

                                            NORTH AMERICAN COMPANY FOR
                                            LIFE AND HEALTH INSURANCE
                                            as a Required Holder



                                            By:
                                               -------------------------------
                                            Name:  Todd Boehly
                                            Title: Managing Director



                                            MIDLAND NATIONAL LIFE INSURANCE
                                            COMPANY
                                            as a Required Holder



                                            By:
                                               --------------------------------
                                            Name:  Todd Boehly
                                            Title: Managing Director

                                            ADDITIONAL SENIOR
                                            -----------------
                                            SUBORDINATED PURCHASERS:
                                            ------------------------


                                            MAGMA CDO LTD.
                                            as an Additional Senior
                                            Subordinated Purchaser



                                            By:  /s/  Todd Boehly
                                               -------------------------------
                                            Name:  Todd Boehly
                                            Title: Managing Director






                                            FORTWIRTH CDO LTD.
                                            as an Additional Senior
                                            Subordinated Purchaser



                                            By:  /s/  Todd Boehly
                                               -------------------------------
                                            Name:  Todd Boehly
                                            Title: Managing Director



                                            ADAMS STREET CBO 1998-1, LTD.
                                            as an Additional Senior
                                            Subordinated Purchaser



                                            By:  /s/  Todd Boehly
                                               -------------------------------
                                            Name:  Todd Boehly
                                            Title: Managing Director

                                                                   EXHIBIT A TO
                                                             AMENDMENT NO. 1 TO
                                                  SECURITIES PURCHASE AGREEMENT



                                 ACKNOWLEDGEMENT
                                 ---------------

          Reference is hereby made to the Guaranty and each Loan Document (each as respectively defined in the Securities Purchase Agreement) to which each of the undersigned is a party. Each of the undersigned hereby consents to the terms of the foregoing Amendment No. 1 to the Securities Purchase Agreement and agrees that the "Obligations" shall include (without limitation) all those Obligations which arise from time to time pursuant to the Additional Senior Subordinated Notes, and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the undersigned's Guaranty or any other Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                                            GREKA INTEGRATED, INC.



                                            By:  /s/  Randeep S. Grewal
                                               -------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman



                                            SANTA MARIA REFINING COMPANY



                                            By:  /s/  Randeep S. Grewal
                                               -------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman



                                            GREKA REALTY, INC.



                                            By:  /s/  Randeep S. Grewal
                                               -------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman

                                            GREKA SMV, INC.



                                            By:  /s/  Randeep S. Grewal
                                               -------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman



                                            SABA PETROLEUM COMPANY



                                            By:  /s/  Randeep S. Grewal
                                               -------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman



                                            SABA PETROLEUM, INC.



                                            By:  /s/  Randeep S. Grewal
                                               -------------------------------
                                            Name:     Randeep S. Grewal
                                            Title:    President, Chief Executive
                                                      Officer and Chairman